INITIAL PUBLIC OFFERING	9 Months Ended	12 Months Ended
	Sep. 30, 2022	Dec. 31, 2021
INITIAL PUBLIC OFFERING
INITIAL PUBLIC OFFERING

NOTE 3. INITIAL PUBLIC OFFERING

On March 1, 2022, the Company consummated its IPO of 7,000,000 Units. On March 3, 2022, 1,050,000 additional Units were issued pursuant to the underwriters’ full exercise of their over-allotment option. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $80,500,000.

NOTE 3. PROPOSED OFFERING

Pursuant to the Proposed Offering, the Company will offer for sale up to 7,000,000 Units (or 8,050,000 Units if the underwriters’ overallotment option is exercised in full) at a purchase price of $10.00 per Unit. Each Unit will consist of one common share and three-quarters of one redeemable warrant (“Public Warrant”). Each whole Public Warrant will entitle the holder to purchase one share of common stock at an exercise price of $11.50 per share (see Note 7).